Scudder
New York
Tax Free Money Fund


Scudder
New York
Tax Free Fund


Semiannual Report
September 30, 1998

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York City personal income taxes and regular federal income taxes.

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


                  Scudder New York Tax Free Money Fund

--------------------------------------------------------------------------------
Date of Inception:  5/28/87  Total Net Assets as of      Ticker Symbol:  SCNXX
                             9/30/98: $85.1 million
--------------------------------------------------------------------------------

o Scudder New York Tax Free Money Fund offered a seven-day effective yield of 3.20% on September 30, 1998, equivalent to a 5.69% taxable yield for investors in the top federal and state income tax brackets.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

7-Day Effective Yield on September 30, 1998

BAR CHART DATA:

      -----------------------------------------
        Scudder New York         Taxable
         Tax Free Money        Equivalent
              Fund                Yield
      -----------------------------------------
              3.20%               5.69%
      -----------------------------------------



                                Table of Contents

  4 Letter from the Funds' President     18 Financial Highlights
  7 Portfolio Management Discussion      29 Notes to Financial Statements
 11 Glossary of Investment Term          33 Investment Products and Services
 12 Investment Portfolio                 34 Scudder Solutions
 15 Financial Statements


                    2 - Scudder New York Tax Free Money Fund

                         Scudder New York Tax Free Fund

--------------------------------------------------------------------------------
Date of Inception:  7/22/83  Total Net Assets as of      Ticker Symbol:  SCYTX
                             9/30/98: $209.6 million
--------------------------------------------------------------------------------


o Scudder New York Tax Free Fund provided a 3.74% 30-day net annualized SEC yield on September 30, 1998. For shareholders subject to the 43.74% maximum combined federal and state income tax rate, the Fund's yield was equal to a taxable yield of 6.65%. The Fund posted a solid 5.00% total return for its most recent semiannual period ended September 30, 1998.


THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

30-Day Net Annualized Yield on
September 30, 1998

BAR CHART DATA:

            ---------------------------------
              Scudder New        Taxable
                  York         Equivalent
             Tax Free Fund        Yield
            ---------------------------------
                 3.74%            6.65%
            ---------------------------------




                                Table of Contents

  4 Letter from the Funds' President      25 Financial Statements
  5 Performance Update                    28 Financial Highlights
  6 Portfolio Summary                     29 Notes to Financial Statements
  8 Portfolio Management Discussion       33 Investment Products and Services
 11 Glossary of Investment Terms          34 Scudder Solutions
 19 Investment Portfolio


                       3 - Scudder New York Tax Free Fund

                        Letter from the Funds' President

Dear Shareholders,

   The municipal bond market has made a strong case for portfolio diversification over the past several months. While volatility swept through most global markets, including the U.S. stock market, municipal bonds posted steady gains. We continue to see signs that investors, especially those in higher tax brackets, are choosing to rebalance their portfolios with municipal bond investments. Another positive sign for municipal bond investors: As shown by the graph on page 10 of the Portfolio Management Discussion, intermediate-term municipals (which make up most of Scudder New York Tax Free Fund's portfolio) represent their most attractive value versus Treasury bonds in ten years.

   Scudder New York Tax Free Fund's total return over its most recent semiannual period was 5.00%, outpacing the average performance of its peers as tracked by Lipper. Scudder New York Tax Free Money Fund posted a 5.69% tax equivalent yield based on the maximum federal and state tax rates at the close of the period.

   For those of you interested in new Scudder funds, we recently introduced two international funds: Scudder International Growth Fund -- which seeks to invest in high growth opportunities in both developed and developing markets, and Scudder International Value Fund -- which seeks to invest in undervalued foreign securities. Please see pages 33 through 35 for more information on Scudder products and services.

   Please call a Scudder Investor Information representative at 1-800-225-2470 or visit Scudder's Web site at www.scudder.com, if you have questions about your Fund. Thank you for choosing Scudder New York Tax Free Fund to help meet your investment needs.

   Sincerely,

   /s/Daniel Pierce

   Daniel Pierce
   President,
   Scudder New York Tax Free Money Fund
   Scudder New York Tax Free Fund

                    4 - Scudder New York Tax Free Money Fund
                        Scudder New York Tax Free Fund

Performance Update as of September 30, 1998
-------------------------------------------
Fund Index Comparisons
-------------------------------------------
                            Total Return
-------------------------------------------
Period Ended   Growth of            Average
9/30/98         $10,000  Cumulative  Annual
-------------------------------------------
Scudder New York Tax Free Fund
-------------------------------------------
1 Year          $10,882    8.82%     8.82%
5 Year          $13,244   32.44%     5.78%
10 Year         $22,071  120.71%     8.24%
-------------------------------------------
Lehman Brothers Municipal Bond Index
-------------------------------------------
1 Year          $10,872    8.72%     8.72%
5 Year          $13,635   36.35%     6.39%
10 Year         $22,311  123.11%     8.35%

-------------------------------------------
Growth of a $10,000 Investment
-------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment. The data points from the graph are as follows:

Yearly periods ended September 30

   Scudder New York
    Tax Free Fund
Year           Amount
---------------------
'88           $10,000
'89           $10,895
'90           $11,300
'91           $12,984
'92           $14,530
'93           $16,665
'94           $15,850
'95           $17,582
'96           $18,520
'97           $20,283
'98           $22,071

Lehman Brothers Municipal
     Bond Index
Year           Amount
---------------------
'88           $10,000
'89           $10,868
'90           $11,608
'91           $13,138
'92           $14,514
'93           $16,363
'94           $15,964
'95           $17,750
'96           $18,821
'97           $20,522
'98           $22,311

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total Return (%) with the exact data points listed in the table below.

                           Yearly periods ended September 30

                       1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
                     --------------------------------------------------------------------------------
Net Asset Value      $10.73  $10.36  $11.06  $11.36  $11.60  $10.10  $10.65  $10.68  $11.14  $11.57
Income Dividends     $  .71  $  .68  $  .66  $  .64  $  .58  $  .53  $  .52  $  .53  $  .52  $  .51
Capital Gains and
Other Distributions  $   --  $  .09  $  .13  $  .32  $  .75  $  .44  $   --  $   --  $  .01  $  .02
Fund Total
Return (%)             8.95    3.72   14.90   11.91   14.69   -4.89   10.92    5.34    9.52    8.82
Index Total
Return (%)             8.68    6.80   13.19   10.45   12.74   -2.44   11.18    6.04    9.04    8.72

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.


                       5 - Scudder New York Tax Free Fund

                   Portfolio Summary as of September 30, 1998

Diversification
---------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

      Core Cities/Lease               14%
      State General Obligation        12%
      Hospital/Health                 12%
      Water/Sewer Revenue             10%
      Country General Obligation/Lease 9%
      Higher Education                 8%
      Sales/Special Tax                7%
      Other General Obligation/Lease   6%
      Pollution Control/Industrial
      Development                      5%
      Miscellaneous Municipal         17%
   ---------------------------------------
                                     100%
   ---------------------------------------

  The Fund is broadly diversified, with investments in more than 10 categories of municipal bonds and over 120 individual bond issues.


Quality
-------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

      AAA                            51%
      AA                             10%
      A                              21%
      BBB                             5%
      Not Rated                      13%
   --------------------------------------
                                    100%
   --------------------------------------
   Weighted average quality: AA

  Overall credit quality remains at a high level, with more than 80% of portfolio securities rated A or better as of September 30.


Effective Maturity
------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

      Less than 1 year                3%
      1-5 years                       4%
      5-10 years                     53%
      10-15 years                    24%
      Greater than 15 years          16%
   --------------------------------------
                                    100%
   --------------------------------------
   Weighted average effective maturity:
   11.0 years

  We continue to emphasize noncallable bonds with maturities of 15 years or less. We are also focusing on 6- to 9-year bonds, where we believe there is significant capital appreciation potential should interest rates continue their recent decline.


For more complete details about the Fund's investment portfolio, see page 19.


                       6 - Scudder New York Tax Free Fund

                         Portfolio Management Discussion

                      Scudder New York Tax Free Money Fund

Dear Shareholders,

In an environment of declining money market yields, Scudder New York Tax Free Money Fund maintained a conservative strategy during its most recent semiannual period. The Fund's 7-day effective yield as of September 30 was 3.20%. For investors in the highest combined state and federal income tax bracket, the Fund's yield equaled a 5.69% compounded taxable yield, higher than the 4.98% average for taxable money funds, according to IBC Financial Data, Inc., an independent firm that tracks money fund performance.

The six months ended September 30 were marked by a strikingly low supply of tax-exempt money market securities. As New York's economy has continued to perform well, despite turbulence in the global financial markets, New York State authorities and municipalities have reduced their money market security issuance, choosing instead to take advantage of low interest rates to issue longer-term bonds. The resulting low level of supply has tended to drive down prevailing yields on tax-exempt money market securities even further. These yield levels are almost unprecedented and seem unsustainable on a historical basis, considering that they are considerably lower than comparable short-term Treasury securities.

In light of these market conditions, we have taken a "wait and see" strategy: We have refrained from extending the Fund's average maturity (17 days as of September 30, 1998) because we felt that yields of longer-term money market securities were too low to justify incurring the additional risk that comes with an extended maturity. We continue to invest in tax-free commercial paper and variable demand notes securities, emphasizing high quality issuers and guarantors. Variable demand notes are especially useful under current conditions, giving us the flexibility to extend our average maturity quickly should yields improve.

Over time, we believe the Federal Reserve will err on the side of easing credit and lowering short-term interest rates, making the near-term outlook for money market securities a challenging one. At the same time, however, we believe that tax-exempt money market yields should eventually rise to resume their typical relationship to Treasury yields.

Our continuing goal is to provide Scudder New York Tax Free Money Fund shareholders with a competitive double-tax-free yield by searching for high-quality, short-term municipal securities while actively managing the Fund's average maturity. We appreciate your investment with us.

Sincerely,

Your Portfolio Management Team

/s/Frank J. Rachwalski, Jr.   /s/Jerri I. Cohen

Frank J. Rachwalski, Jr.      Jerri I. Cohen


                    7 - Scudder New York Tax Free Money Fund

                         Portfolio Management Discussion

                         Scudder New York Tax Free Fund

Dear Shareholders,

Municipal bonds registered gains in the wake of a strong U.S. Treasury bond rally during Scudder New York Tax Free Fund's most recent semiannual period ended September 30, 1998. During the six-month period, the Fund posted a solid 5.00% total return, comparing favorably with the 4.49% average return of New York tax-exempt funds as tracked by Lipper Analytical Services, Inc.

                                 New York Update

The State of New York passed its budget for the 1999 fiscal year on May 1, the State's fourteenth consecutive late budget. Despite the delay, we believe that the State's financial position has improved. The State has limited its expenditure growth while income tax and sales tax collections have led to repeated operating surpluses. New York State's economy continues to grow at a modest rate.

The State's unemployment rate in August 1998 was 5.1%, compared with an average rate of 6.4% in 1997. The business services sector of the State's economy has been leading job growth, though recent turmoil in the financial markets could have a negative impact on this sector. Job growth has led to increases in the State's wealth levels: Personal income was up 5.7% in 1997, and per capita income was $30,752 in 1997, 20% higher than the national average.

For each of the next five years, the State anticipates that new debt issuance will exceed scheduled debt retirement by more than $1.5 billion. Due to the size of the State's budget and its high wealth levels, we believe that its current and proposed debt burden is high but within the means of the State.

                           Bonds Provided a Safe Haven

Investors worldwide went in search of a relative "safe haven" in the form of U.S. Treasury bonds during the period, as a series of dramatic financial crises rocked the global markets. In the international capital markets, the most damaging developments were Russia's economic collapse -- including its short-term debt default and ruble devaluation, Japan's failure to initiate needed banking reform and climb out of recession, and Brazil's continuing currency crisis. The Federal Reserve lowered interest rates by one quarter of a percentage point on September 29 in an attempt to restore order to worldwide financial markets. Initial reaction from market participants was that the Fed's action was insufficient, driving even more investors to Treasury bonds. On the domestic front, the U.S. stock market continually advanced to new highs until late July, when it succumbed to pressure from overseas, as well as a series of domestic earnings disappointments. The Dow Jones average declined 16% from its July 17 all-time high to 7,842 as of September 30. The near collapse of the Long Term Capital Management hedge fund also contributed to a sharp rise in Treasury bond prices near the close of the period.

As is typically true during a strong Treasury bond rally, prices of municipal bonds did not keep up. During the six-month period, 10-year Treasury bond yields

                       8 - Scudder New York Tax Free Fund
declined one percentage point and their prices rose 9%. Over the same time frame, 10-year AAA-rated municipal bond yields declined less than one half of a percentage point, and their prices rose 3.3%. Two factors were most responsible for the disparity in performance between the Treasury and municipal markets: first, the "flight to quality" from stocks, emerging market bonds, and corporate bonds into Treasuries; second, the heavy supply of new tax-exempt issues from January through September 1998. Municipal supply is expected to reach approximately $282 billion in 1998, which would be second only to 1993's total of $292 billion over the past ten years.

                             A Slight Shift in Focus

Scudder New York Tax Free Fund seeks to provide investors with a competitive level of federal and state tax-exempt income as well as the best possible total return performance. Our long-term investment strategy focuses on four basic elements: (1) purchasing bonds with effective maturities of 15 years or less;
(2) purchasing noncallable bonds at yields close to those of callable bonds with comparable maturities; (3) purchasing high-yielding callable bonds, and (4) diversifying investments based on careful credit selection.

As global events began to indicate a more volatile investment environment during the period, we took some measures to reduce Scudder New York Tax Free Fund's level of risk exposure, though our overall emphasis on noncallable bonds with maturities of 15 years or less remains in place. During the six months ended September 30, we sold some of the Fund's nonrated and corporate-backed bonds, and purchased AAA-insured bonds in their place as precautionary measures. By the close of the period, the Fund had also begun to focus on 6- to 9-year bonds, where we believe there is significant capital appreciation potential should interest rates continue their recent decline.

The Fund's overall portfolio quality remains high, with over 80% of portfolio securities rated A or better at the close of the period. We continue to invest in a broad selection of New York municipal bonds, including hospital/health care, water/sewer, and general obligation bonds.

                                     Outlook

There are several factors that -- taken together or separately -- could boost bond prices over the next several months: First, the Fed may choose to continue its recent series of interest rate reductions, which could cause short-term as well as intermediate-term municipal bond yields to decline further. Second, we view the selling off of leveraged holdings by the large hedge funds that began in late September as a "wild card" that could continue to drive investors to "safe haven" fixed income securities, including municipals. Third, we expect inflation -- at 1.8% as of September 30 -- to remain low and U.S.
economic growth to slow significantly in 1999.

In addition to these positive signs for bonds overall, municipal bonds are currently attractively valued, as indicated by the fact that the ratio of municipal yields to Treasury yields on bonds of similar

                       9 - Scudder New York Tax Free Fund

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:

Yields of 10-year AAA-Municipal Bonds Compared With 10-year Treasury Bonds January 1, 1988 - September 30, 1998


                       10-year                   10-year
                  AAA-Municipal Bonds         Treasury Bonds
                  -------------------         --------------

      1/88               6.60%                    8.80%
                         6.70                     8.80
                         6.70                     9.21
                         6.50                     8.12
      1/90               6.40                     7.89
                         6.60                     8.44
                         6.40                     8.09
                         6.30                     8.30
      1/92               5.60                     6.84
                         5.55                     7.13
                         5.30                     6.68
                         4.75                     5.85
      1/94               4.40                     5.78
                         5.50                     7.32
                         5.80                     7.81
                         5.05                     6.26
      1/96               4.65                     5.62
                         5.15                     6.82
                         4.85                     6.34
                         4.80                     6.48
      1/98               4.40                     5.74
                         4.40                     5.46
      9/98               4.00                     4.42

(Chart indicates a 0.42% spread between the 10-year Treasury Bonds at 4.42% (9/98) and the 10-year AAA-Municipal Bonds at 4.00% (9/98).)

CHART CAPTION:

The "spread" between yields of 10-year municipal bonds and 10-year Treasuries is at its narrowest point in 10 years.

Source: Scudder Kemper Investments, Inc.

                                     ------

maturity is by far the highest it has been in 10 years. (Please see the chart above.) If, as we expect, Treasury yields remain low, the tendency would be for municipals yields to decline and prices to rise, restoring a more typical relationship between municipals and Treasuries.

We will continue our overall focus on noncallable municipal bonds with maturities of 15 years or less as we seek to boost yield and achieve attractive long-term returns for our investors. In addition, we will attempt to limit volatility by reducing portfolio risk, and by maintaining a neutral average maturity and high overall credit quality as we pursue double-tax-free income and competitive total return for Scudder New York Tax Free Fund shareholders.

Sincerely,

Your Portfolio Management Team

/s/Jeremy L. Ragus      /s/Christopher J. Mier

Jeremy L. Ragus   Christopher J. Mier



                      10 - Scudder New York Tax Free Fund

                      Glossary of Investment Terms

BOND An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

GENERAL OBLIGATION BOND    A municipal bond backed by the "full faith and
                           credit" (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

INFLATION                  An overall increase in the prices of goods and
                           services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace-- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

MUNICIPAL BOND             An interest-bearing debt security issued by a
                           state or local government entity.

NET ASSET VALUE (NAV)      The price per share of a mutual fund based on
                           the sum of the market value of all the securities owned by the fund divided by the number of outstanding shares.

TAXABLE EQUIVALENT YIELD   The level of yield a fully taxable instrument
                           would have to provide to equal that of a tax-free municipal bond on an after-tax basis.

30-DAY SEC YIELD           The standard yield reference for bond funds, based
                           on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

TOTAL RETURN               The most common yardstick to measure the performance
                           of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                   11 - Scudder New York Tax Free Money Fund
                        Scudder New York Tax Free Fund

            Investment Portfolio as of September 30, 1998 (Unaudited)

                                                                                  Principal         Credit            Market
                                                                                  Amount ($)       Rating(b)         Value ($)
------------------------------------------------------------------------------------------------------------------------------
Municipal Investments 100.0%
------------------------------------------------------------------------------------------------------------------------------
New York
Albany, NY, Industrial Development Authority, Davies Office Refurbishing,
  AMT, Series 1997, Weekly Demand Note, 3.95%, 2/1/2017* ......................   2,300,000          A1              2,300,000
Erie County, NY, Water Authority, Waterworks System Revenue, Weekly Demand
  Bonds, 3.3%, 12/1/2016 (c)* .................................................   2,000,000          A1+             2,000,000
Franklin County, NY, Industrial Development Agency, Series 1991A, AMT,
  Weekly Demand Bond, 4.45%, 7/1/2021* ........................................   3,000,000          A1              3,000,000
Hempstead, NY, Industrial Development Agency, Trigen-Nassau Energy
  Corporation, Series 1998, AMT, Weekly Demand Note, 3.35%, 9/15/2015* ........   1,000,000          A1+             1,000,000
Long Island Power Authority, Electric Systems Revenue:
  Tax Exempt Commercial Paper:
   3.55%, 10/20/1998 ..........................................................   1,000,000          A1+             1,000,000
   3.35%, 10/22/1998 ..........................................................   2,300,000          A1+             2,300,000
  Weekly Demand Note, 3.35%, 5/1/2033* ........................................   1,000,000          A1+             1,000,000
Monroe County, NY, Industrial Development Agency, Office Building
  Associates, Series 1992, Weekly Demand Note, 3.55%, 10/1/2000* ..............   1,474,000          P1              1,474,000
Nassau County, NY:
  Revenue Anticipation Note, Series C, 4%, 4/13/1999 ..........................   1,000,000          SP1             1,002,068
  Tax Anticipation Note, Series 1997 C, 4.25%, 12/22/1998 .....................   1,000,000          SP1             1,000,908
New York City, General Obligation:
  Daily Demand Note, 4.25%, 8/15/2021* ........................................     600,000          A1+               600,000
  Daily Demand Note, 4.25%, 10/1/2021 (c)* ....................................   1,450,000          A1+             1,450,000
  Daily Demand Note, 3.95%, 8/15/2022* ........................................   4,000,000          A1+             4,000,000
  Daily Demand Note, 4.25%, 10/1/2022 (c)* ....................................     250,000          A1+               250,000
  Tax Exempt Commercial Paper:
   3.35%, 10/21/1998 ..........................................................   2,400,000          A1+             2,400,000
   3.4%, 11/13/1998 (c) .......................................................   1,000,000          A1+             1,000,000
   3.55%, 10/20/1998 ..........................................................   2,000,000          A1+             2,000,000
New York City, Health and Hospital Corporation Revenue, Series 1997 A,
  Weekly Demand Note, 3.35%, 2/15/2026* .......................................   1,000,000          VMIG1           1,000,000
New York City, Housing Development Corporation, Residential Revenue
  Bonds, Montefiore Medical Center, Weekly Demand Note, 3.3%, 5/1/2030* .......   1,000,000          A1              1,000,000
New York City, Industrial Development Agency, Korean Airlines, Series
  1997 A, Weekly Demand Note, 3.5%, 11/1/2024* ................................   2,000,000          VMIG1           2,000,000

    The accompanying notes are an integral part of the financial statements.


                    12 - Scudder New York Tax Free Money Fund

                                                                                  Principal         Credit            Market
                                                                                  Amount ($)       Rating(b)         Value ($)
------------------------------------------------------------------------------------------------------------------------------
New York City Municipal Water Finance Authority, Daily Demand Note, 4.15%,
  6/15/2025 (c)* ..............................................................   2,800,000          VMIG1           2,800,000
New York State Dormitory Authority, Columbia University:
  Series 1997, Tax Exempt Commercial Paper, 3.45%, 10/6/1998 ..................   2,000,000          A1+             2,000,000
  Series 1997, Tax Exempt Commercial Paper, 3.5%, 11/12/1998 ..................   2,000,000          A1+             2,000,000
New York State Dormitory Authority, Sloan Kettering Cancer Center,
  Series 1989 B, Tax Exempt Commercial Paper, 3.45%, 11/13/1998 ...............   3,000,000          A1              3,000,000
New York State Dormitory Authority, Cornell University, Series B, Daily
  Demand Note, Series B, 4.1%, 7/1/2025* ......................................   1,700,000          A1+             1,700,000
New York State Energy Research and Development Authority:
  Gas Facilities Revenue Bonds, Brooklyn Gas Co. Project, Weekly Demand
   Note, 3.4%, 12/1/2020 (c)* .................................................   1,000,000          A1+             1,000,000
  Long Island Lighting, AMT, Series 1997 A,Weekly Demand Note, 3.35%,
   12/1/2027* .................................................................   4,000,000          P1              4,000,000
  New York State Electric & Gas, Daily Demand Note, 4.05%, 10/1/2029* .........   4,000,000          A1+             4,000,000
  Niagara Mohawk Power Company, Daily Demand Note, 4.1%, 3/1/2027* ............   1,250,000          A1+             1,250,000
  Orange & Rockland Utilities, Weekly Demand Notes, 3.3%, 10/1/2014 (c)* ......   2,100,000          VMIG1           2,100,000
New York State, Environmental Quality, General Obligation:
  Series 1997 A, Tax Exempt Commercial Paper, 3.45%, 10/15/1998 ...............   1,500,000          A1+             1,500,000
  Series 1997 A, Tax Exempt Commercial Paper, 3.6%, 11/9/1998 .................   3,000,000          A1+             3,000,000
  Series 1998 A, Tax Exempt Commercial Paper, 3.55%, 11/10/1998 ...............   3,000,000          A1+             3,000,000
New York State, General Obligation, Bond Anticipation Notes:
  Series U, Tax Exempt Commercial Paper, 3.55%, 10/19/1998 ....................   1,000,000          P1              1,000,000
  Series U, Tax Exempt Commercial Paper, 3.55%, 11/9/1998 .....................   1,000,000          P1              1,000,000
  Series V, Tax Exempt Commercial Paper, 3.5%, 11/12/1998 .....................   1,000,000          P1              1,000,000
  Series V, Tax Exempt Commercial Paper, 3.55%, 11/13/1998 ....................   1,000,000          P1              1,000,000
New York State Housing Finance Agency:
  Hospital for Special Surgery, Weekly Demand Bonds, 3.85%, 11/1/2010* ........   2,110,000          VMIG1           2,110,000
  Normandie Court 1, Housing Revenue, Weekly Demand Bond, 3.3%, 5/15/2015* ....   3,900,000          VMIG1           3,900,000
  Tribeca Landing Housing, AMT, Series 1997 A, Weekly Demand Note, 3.35%,
   11/1/2030* .................................................................   2,000,000          A1              2,000,000
New York State Job Development Authority:
  Series F, Weekly Demand Bond, 3.35%, 3/1/1999* ..............................     495,000          A1+               495,000
  Series A1-42, AMT, Daily Demand Note, 4.2%, 3/1/2005* .......................     570,000          VMIG1             570,000

    The accompanying notes are an integral part of the financial statements.


                    13 - Scudder New York Tax Free Money Fund

                                                                                  Principal         Credit            Market
                                                                                  Amount ($)       Rating(b)         Value ($)
------------------------------------------------------------------------------------------------------------------------------
Onondaga County, NY, Industrial Development Agency, Southern Container
  Corp., Series 1997A, AMT, Weekly Demand Note, 3.95%, 8/1/2007* ..............   1,500,000          SKI             1,500,000
Power Authority of New York, Series 1, Tax Exempt Commercial Paper:
  3.45%, 10/7/1998 ............................................................   2,000,000          P1              2,000,000
  3.5%, 10/14/1998 ............................................................   1,000,000          P1              1,000,000
  3.5%, 10/15/1998 ............................................................   1,000,000          P1              1,000,000
Schenectady County, NY, Industrial Development Revenue, Scotia Industrial
  Park Project, Weekly Demand Bonds, 3.6%, 6/1/2009* ..........................   1,970,000          P1              1,970,000
------------------------------------------------------------------------------------------------------------------------------
Total Municipal Investments (Cost $83,671,976)                                                                      83,671,976
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $83,671,976) (a)                                                         83,671,976
------------------------------------------------------------------------------------------------------------------------------

      (a)   The cost for federal income tax purposes was $83,671,976.

      (b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Securities rated by Scudder Kemper Investments, Inc.
            (SKI) have been determined by the Adviser to be of comparable quality to rated eligible securities.

      (c)   Bond is insured by one of these companies: AMBAC, FGIC, FSA or MBIA.

      * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

            AMT: Alternative minimum tax

    The accompanying notes are an integral part of the financial statements.


                    14 - Scudder New York Tax Free Money Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                      as of September 30, 1998 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at value (identified cost $83,671,976) ....................   $  83,671,976
                 Cash ...................................................................         451,377
                 Receivable for investments sold ........................................          25,000
                 Interest receivable ....................................................         320,338
                 Receivable for Fund shares sold ........................................         835,708
                 Other assets ...........................................................           1,167
                                                                                            ----------------
                 Total assets ...........................................................      85,305,566
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for Fund shares redeemed .......................................         131,445
                 Dividends payable ......................................................          19,729
                 Accrued management fee .................................................          22,753
                 Other payables and accrued expenses ....................................          16,747
                                                                                            ----------------
                 Total liabilities ......................................................         190,674
                --------------------------------------------------------------------------------------------
                 Net assets, at value                                                       $  85,114,892
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated net realized gain (loss) ...................................         (52,500)
                 Paid-in capital ........................................................      85,167,392
                --------------------------------------------------------------------------------------------
                 Net assets, at value                                                       $  85,114,892
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($85,114,892/85,118,600 outstanding shares of beneficial                ----------------
                    interest, $.01 par value, unlimited number of shares authorized) ....           $1.00
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                    15 - Scudder New York Tax Free Money Fund

                             Statement of Operations

                 six months ended September 30, 1998 (Unaudited)

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ...............................................................   $   1,564,987
                                                                                            ----------------

                 Expenses:
                 Management fee .........................................................         220,785
                 Services to shareholders ...............................................          35,538
                 Custodian and accounting fees ..........................................          20,160
                 Trustees' fees and expenses ............................................           7,641
                 Auditing ...............................................................          12,225
                 Reports to shareholders ................................................           5,178
                 Legal ..................................................................           2,502
                 Registration fees ......................................................           3,198
                 Other ..................................................................           3,511
                                                                                            ----------------
                 Total expenses before reductions .......................................         310,738
                 Expense reductions .....................................................         (45,796)
                                                                                            ----------------
                 Expenses, net ..........................................................         264,942
                --------------------------------------------------------------------------------------------
                 Net investment income                                                          1,300,045
                --------------------------------------------------------------------------------------------

                --------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $   1,300,045
                --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                    16 - Scudder New York Tax Free Money Fund

                       Statements of Changes in Net Assets

                                                                             Six Months
                                                                          Ended September
                                                                              30, 1998        Year Ended
Increase (Decrease) in Net Assets                                           (Unaudited)     March 31, 1998
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .................................   $ 1,300,045       $ 2,032,129
                                                                          ----------------  ----------------
                 Distributions to shareholders from net investment
                     income ............................................    (1,300,045)       (2,032,129)
                                                                          ----------------  ----------------
                 Fund share transactions at net asset value of $1.00
                    per share:
                 Shares sold ...........................................    94,383,920       133,210,045
                 Net asset value of shares issued to shareholders in
                     reinvestment of distributions .....................     1,122,266         1,770,083
                 Shares redeemed .......................................  (102,905,334)     (102,004,740)
                                                                          ----------------  ----------------
                 Net increase (decrease) in net assets from Fund
                     share transactions ................................    (7,399,148)       32,975,388
                                                                          ----------------  ----------------
                 Increase (decrease) in net assets .....................    (7,399,148)       32,975,388
                 Net assets at beginning of period .....................    92,514,040        59,538,652
                 Net assets at end of period ...........................   $85,114,892       $92,514,040

    The accompanying notes are an integral part of the financial statements.


                    17 - Scudder New York Tax Free Money Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                 Six Months Ended
                                                September 30, 1998                   Years Ended March 31,
                                                    (Unaudited)      1998        1997       1996        1995        1994
----------------------------------------------------------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------
Net asset value, beginning of period ...........     $1.000       $ 1.000     $ 1.000    $ 1.000     $ 1.000     $ 1.000
                                                 ---------------------------------------------------------------------------
Net investment income ..........................       .015          .030        .028       .031        .025        .017
Distributions from net investment income .......      (.015)        (.030)      (.028)     (.031)      (.025)      (.017)
                                                 ---------------------------------------------------------------------------
Net asset value, end of period .................     $1.000       $ 1.000     $ 1.000    $ 1.000     $ 1.000     $ 1.000
                                                 ---------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ...........................       1.48**        3.06        2.85       3.18        2.57        1.75
Ratios and Supplemental Data
Net assets, end of period ($ millions) .........         85            93          60         58          55          47
Ratio of operating expenses, net to average
  daily net assets (%) .........................        .60*          .60         .60        .60         .60         .60
Ratio of operating expenses before expense
  reductions, to average daily net assets (%) ..        .70*          .78         .85        .86         .89         .97
Ratio of net investment income to average
  daily net assets (%) .........................       2.94*         3.00        2.81       3.13        2.56        1.73

(a)   Total returns would have been lower had certain expenses not been reduced.
*     Annualized
**    Not annualized

    The accompanying notes are an integral part of the financial statements.


                    18 - Scudder New York Tax Free Money Fund

            Investment Portfolio as of September 30, 1998 (Unaudited)

                                                                                  Principal        Credit           Market
                                                                                 Amount ($)      Rating (b)        Value ($)
--------------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 1.2%
--------------------------------------------------------------------------------------------------------------------------------
New York
New York State Energy Research and Development Authority, PCR, Niagara
 Mohawk Company, 1985 Series B, Daily Demand Note, 4.1%, 12/1/2025*                                                -------------
 (Cost $2,400,000) .............................................................   2,400,000          AA              2,400,000
                                                                                                                   -------------

Long-Term Municipal Investments 98.8%
--------------------------------------------------------------------------------------------------------------------------------
New York
34th Street Partnership Inc., NY, Capital Improvement, 5.5%, 1/1/2014 ..........   1,900,000          A               1,963,707
Albany County Airport Revenue:
 Series 1997, 5.375%, 12/15/2017 (c) ...........................................   1,000,000          AAA             1,043,150
 Series 1997, 5.5%, 12/15/2019 (c) .............................................   1,000,000          AAA             1,055,610
Albany, NY, General Obligation, 7%, 1/15/2008 (c) ..............................     485,000          AAA               514,014
Babylon, NY, General Obligation:
 Series 1998 A, Zero Coupon, 8/1/2006 (c) ......................................   1,045,000          AAA               765,003
 Series 1998 A, Zero Coupon, 8/1/2007 (c) ......................................     735,000          AAA               514,838
Canandaigua, NY, School District, General Obligation:
 Series 1991, 6.4%, 6/1/2008 (c) ...............................................     500,000          AAA               591,445
 Series 1991, 6.5%, 6/1/2011 (c) ...............................................     550,000          AAA               666,006
Chautauqua County, NY:
 7.3%, 4/1/2008 (c) ............................................................     575,000          AAA               718,819
 7.3%, 4/1/2009 (c) ............................................................     575,000          AAA               727,030
 Series 1990, 7.3%, 4/1/2007 (c) ...............................................     465,000          AAA               571,555
 Series 1990, 6.4%, 9/15/2008 (c) ..............................................     520,000          AAA               617,438
Dutchess County, NY, Resource Agency Recovery, Solid Waste Management,
 Series 1990 A, 7.5%, 1/1/2009 (c) .............................................   1,000,000          AAA             1,067,300
Erie County, New York, Public Improvement General Obligation Unlimited,
 Series 1992, 6.125%, 1/15/2012 (c) ............................................     590,000          AAA               691,557
Glen Cove Housing Authority, Senior Living Facility, The Mayfair at Glen
 Cove, AMT, Series 1996, 8.25%, 10/1/2026 ......................................   1,500,000          SKI             1,691,790
Inverse Variable Rate Certificate Trust, Metropolitan Transit Authority,
 Series 1993 B, 5.66%, 6/30/2002 (c)** .........................................   8,000,000          SKI             9,000,000
Islip, New York Community Development Agency, New York Institute of
 Technology, Series 1996, 7.5%, 3/1/2026 .......................................   4,000,000          SKI             4,472,800
Jamestown, New York, General Obligation:
 Series 1991 A, 7%, 3/15/2007 (c) ..............................................     725,000          AAA               875,133
 Series 1991 A, 7%, 3/15/2008 (c) ..............................................     600,000          AAA               735,798

    The accompanying notes are an integral part of the financial statements.


                       19 - Scudder New York Tax Free Fund

                                                                                 Principal        Credit            Market
                                                                                 Amount ($)      Rating (b)        Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Long Island, NY, Power Authority Electric System:
 Series 1998 A, Zero Coupon, 12/1/2015 (c) ....................................  4,800,000          AAA            2,133,072
 Series 1998 A, Zero Coupon, 12/1/2016 (c) ....................................  3,500,000          AAA            1,470,525
Metropolitan Transportation Authority, New York Dedicated Tax Fund,
 Series 1998 A, 4.75%, 4/1/2028 (c) ...........................................  3,300,000          AAA            3,233,274
Monroe County, NY, General Obligation, Unlimited:
 6%, 6/1/2006 .................................................................    500,000          AA               566,870
 Series 1996, 6%, 3/1/2013 ....................................................  1,050,000          AA             1,220,583
 Series 1996, 6%, 3/1/2014 ....................................................  1,040,000          AA             1,207,024
 Series 1996, 6%, 3/1/2017 ....................................................  1,410,000          AA             1,641,832
Nassau County, NY, General Obligation:
 Series 1997 A, 6%, 7/1/2011 (c) ..............................................  1,000,000          AAA            1,153,750
 Series 1997 A, 6%, 7/1/2011 (c) ..............................................    780,000          AAA              903,232
Nassau County, NY, General Obligation Refunding, Combined Sewer Districts,
 Series 1993 G, 5.4%, 1/15/2010 (c) ...........................................  1,655,000          AAA            1,817,935
New York City, Industrial Development Agency, Civil Facility Revenue, YMCA
 Greater New York Project:
  Series 1997, 5.8%, 8/1/2016 .................................................  1,000,000          BBB            1,071,610
  Series 1997, 5.85%, 8/1/2008 ................................................    600,000          BBB              658,266
  Series 1997, 6%, 8/1/2006 ...................................................    580,000          BBB              638,487
New York City, Industrial Development Agency, Japan Air Lines, Series
  1996, AMT, 6%, 11/1/2015 (c) ................................................  1,000,000          AAA            1,090,380
New York City, NY, General Obligation:
 Series 1991 B, 7.5%, 2/1/2005 ................................................  1,935,000          AAA            2,165,323
 Series 1996 A, 7%, 8/1/2005 ..................................................  5,000,000          BBB            5,843,500
 Series 1996 A, 7%, 8/1/2006 ..................................................  5,000,000          BBB            5,922,550
 Series 1996 A, 6.25%, 8/1/2009 ...............................................  5,175,000          BBB            5,899,293
 Series 1997 I, 6%, 4/15/2009 .................................................  2,000,000          AAA            2,238,020
 Series B, 7.5%, 2/1/2005 .....................................................    425,000          AAA              480,573
 Series B, 8.25%, 6/1/2006 ....................................................  2,750,000          BBB            3,466,788
 Series B, 7.25%, 8/15/2007 ...................................................  2,250,000          BBB            2,738,048
 Series B1, Prerefunded 8/15/04 at 101, 7.3%, 8/15/2010 (d) ...................     45,000          AAA               53,477
 Series E, 8%, 8/1/2005 (c) ...................................................    330,000          AAA              408,467

    The accompanying notes are an integral part of the financial statements.


                       20 - Scudder New York Tax Free Fund

                                                                                 Principal        Credit            Market
                                                                                 Amount ($)      Rating (b)        Value ($)
-------------------------------------------------------------------------------------------------------------------------------
New York City, NY, Industrial Development Agency, Civil Facilities, USTA
 National Tennis Center:
  6.1%, 11/15/2004 (c) ........................................................  1,215,000          AAA            1,359,050
  6.25%, 11/15/2006 (c) .......................................................  3,000,000          AAA            3,403,380
New York City, NY, Transitional Finance Authority, Revenue Bond, Future
 Tax Secured, Series 1998 B, 4.75%, 11/15/2023 ................................  6,905,000          AA             6,755,921
New York Environmental Facilities Corporation, Clean Water and Drinking
 Revolving Funds:
  Series 1998 F, 5.25%, 6/15/2013 .............................................  2,500,000          AA             2,658,150
  Series 1998 F, 5.25%, 6/15/2014 .............................................  2,500,000          AA             2,642,000
New York, Revenue Bonds, Urban Development Corporation, Correctional
 Facilities Service Contract 1998 A, 5%, 1/1/2028 .............................  1,000,000          BBB              986,300
New York State Dormitory Authority:
 City University System Series 1995 A, 5.625%, 7/1/2016 (c) ...................  1,100,000          AAA            1,234,266
 College and University Pooled Capital Program, 7.8%, 12/1/2005 (c) ...........  2,805,000          AAA            2,877,902
 Columbia University, NY, Revenue, 6%, 7/1/2010 ...............................  1,000,000          BBB            1,114,830
 Jewish Medical Center, Series 1998, 5.25%, 7/1/2011 (c) ......................  2,000,000          AAA            2,123,120
 Lease Revenue, Municipal Health Facilities
  Series 1998 A, 5.375%, 5/15/2009 (c) ........................................    440,000          AAA              479,134
  Series 1998 A, 5.375%, 5/15/2010 (c) ........................................    465,000          AAA              504,060
  Series 1998 A, 4.75%, 5/15/2024 (c) .........................................  4,825,000          AAA            4,675,280
 Mental Health Services Facilities:
  Series 1997 B, 5.625%, 2/15/2021 (c) ........................................    500,000          AAA              534,215
  Series 1998 D, 5.25%, 8/15/2013 (c) .........................................  2,400,000          AAA            2,528,112
 Nyack Hospital:
  Series 1996, 6%, 7/1/2006 ...................................................  1,000,000          NR             1,101,990
  Series 1996, 6.25%, 7/1/2013 ................................................    500,000          NR               542,325
 Pace University:
  Series 1997, 6.5%, 7/1/2008 (c) .............................................  1,360,000          AAA            1,615,286
  Series 1997, 6.5%, 7/1/2009 (c) .............................................    555,000          AAA              666,627
 Revenue Federal Housing Authority, Hospital, New York and Presbyterian,
    Series 1998, 4.75%, 8/1/2027 (c) ..........................................  5,975,000          AAA            5,801,068
 State University Series 1993 A, 5.875%, 5/15/2011 (c) ........................    380,000          AAA              436,616

    The accompanying notes are an integral part of the financial statements.


                       21 - Scudder New York Tax Free Fund

                                                                                 Principal        Credit            Market
                                                                                 Amount ($)      Rating (b)        Value ($)
--------------------------------------------------------------------------------------------------------------------------------
New York State Dormitory Authority Revenue:
 5.75%, 7/1/2009 ..............................................................  1,000,000          AAA           1,133,860
 6.5%, 2/15/2011 ..............................................................  1,000,000          BBB           1,182,900
 Columbia University, 5%, 7/1/2015 ............................................  2,500,000          AA            2,513,550
 Mental Health Services Facilities Improvement:
  Series 1996 B, 6.5%, 2/15/2010 ..............................................  1,500,000          BBB           1,766,175
  Series 1996 B, 6%, 2/15/2012 ................................................  2,500,000          BBB           2,849,275
 Montefiore Medical Center:
  Series 1996, 6%, 8/1/2008 (c) ...............................................  2,000,000          AAA           2,294,460
  Series 1996, 6%, 2/1/2009 (c) ...............................................  2,000,000          AAA           2,301,020
 Mt. Sinai School of Medicine, Series B, 5.7%, 7/1/2011 (c) ...................  1,825,000          AAA           2,069,824
 State University Educational Facility, Series A, 5.875%, 5/15/2011 ...........  2,250,000          BBB           2,559,353
 Upstate Community College, 5.8%, 7/1/2006 ....................................  1,075,000          BBB           1,189,230
New York State Environmental Facilities Corporation:
 State Water Revolving Fund, Series D, 6.9%, 5/15/2015 ........................  1,325,000          AAA           1,543,956
 Special Obligation Revenue, Riverbank State Park:
  Series 1996, 6.25%, 4/1/2007 (c) ............................................  2,055,000          AAA           2,375,888
  Series 1996, 6.25%, 4/1/2008 (c) ............................................  2,185,000          AAA           2,544,170
New York State, General Obligation, Series 1998 F, 5.25%, 9/15/2013 ...........  1,000,000          A             1,064,400
New York State Health Facilities Authority, 6.375%, 11/1/2004 .................  1,500,000          BBB           1,685,955
New York State Local Government Assistance Corporation, Series 1993 E,
 5.25%, 4/1/2016 (c) ..........................................................  1,185,000          AAA           1,270,984
New York State Mortgage Agency, Revenue, AMT, Series 1994, 6.8%, 10/1/2005 ....  1,000,000          AA            1,079,410
New York State Throughway Authority General Revenue, Capital Appreciation
 Special Obligation, Series 1991 A, 1/1/2006 ..................................  2,905,000          SKI           2,123,148
New York State Urban Development Corp.:
 Series 1996 A, 6.25%, 4/1/2005 (c) ...........................................  1,375,000          AAA           1,553,970
 State Facilities Series 1995, 5.7%, 4/1/2009 (c) .............................  4,250,000          AAA           4,779,210
New York State Urban Development Corp. Revenue, Correctional Capital
 Facilities:
 NC Series 95, 5.375%, 1/1/2015 (c) ...........................................  2,000,000          AAA           2,115,580
 Series 1994 A, 5.5%, 1/1/2014 (c) ............................................  2,000,000          AAA           2,202,540
New York Triborough Bridge and Tunnel Authority, Series 1998 A, 5.25%,
 1/1/2013 (c) .................................................................  1,500,000          AAA           1,593,030
Niagara County, NY, General Obligation, 7.1%, 2/15/2011 (c) ...................    500,000          AAA             632,015

    The accompanying notes are an integral part of the financial statements.


                    22 - Scudder New York Tax Free Fund

                                                                                 Principal        Credit            Market
                                                                                 Amount ($)      Rating (b)        Value ($)
--------------------------------------------------------------------------------------------------------------------------------
Niagara Falls, NY, Water Treatment Plant, Subject to AMT:
 7%, 11/1/2003 (c) ............................................................  2,260,000          AAA            2,576,942
 8.5%, 11/1/2005 (c) ..........................................................  2,140,000          AAA            2,713,113
 8.5%, 11/1/2006 (c) ..........................................................  1,240,000          AAA            1,602,799
Oneida-Herkimer, NY, Solid Waste Management Authority:
 Series 1998, 5.5%, 4/1/2013 (c) ..............................................    500,000          AAA              550,030
 Series 1998, 5.5%, 4/1/2014 (c) ..............................................  1,000,000          AAA            1,097,810
Orange County, NY, Industrial Development Agency, The Glen Arden Project:
 5.2%, 1/1/2005 ...............................................................    200,000          NR               202,730
 5.3%, 1/1/2006 ...............................................................    200,000          NR               203,086
 5.35%, 1/1/2007 ..............................................................    200,000          NR               202,766
 5.4%, 1/1/2008 ...............................................................    100,000          NR               101,358
 5.625%, 1/1/2018 .............................................................  1,000,000          NR             1,006,320
 5.7%, 1/1/2028 ...............................................................  1,250,000          NR             1,260,538
Oswego County, NY, General Obligation Series 1991, 6.7%, 6/15/2012 ............  1,100,000          A              1,354,419
Port Authority of New York & New Jersey:
 Split Amount, Series 1996, 7%, 10/1/2007 .....................................  3,500,000          NR             3,951,570
 Special Obligation Revenue, JFK International Air Terminal:
  6.25%, 12/1/2010 (c) ........................................................  2,500,000          AAA            2,937,200
  6.25%, 12/1/2011 (c) ........................................................  2,500,000          AAA            2,947,375
Shenendehowa Central School District, NY, Clifton Park:
 6.85%, 6/15/2008 (c) .........................................................    350,000          AAA              428,309
 6.85%, 6/15/2009 (c) .........................................................    350,000          AAA              431,347
Suffolk County, NY, General Obligation:
 Series 1998, 5.25%, 8/1/2010 (c) .............................................  1,285,000          AAA            1,393,505
 Series 1998, 5.25%, 4/1/2010 (c) .............................................  1,590,000          AAA            1,727,440
Suffolk County, NY, Industrial Development Agency, Southwest Sewer System,
 6%, 2/1/2007 (c) .............................................................    500,000          AAA              566,850
Troy, New York, Municipal Assistance Corporation:
 Series B, Zero Coupon, 1/15/2007 .............................................    650,000          AAA              465,394
 Series B, Zero Coupon, 7/15/2007 .............................................    650,000          AAA              456,112
 Series B, Zero Coupon, 1/15/2008 .............................................    750,000          AAA              511,118
 Series B, Zero Coupon, 1/15/2009 .............................................    650,000          AAA              420,797
 Series B, Zero Coupon, 7/15/2009 .............................................    350,000          AAA              221,844
 Series B, Zero Coupon, 7/15/2010 .............................................    600,000          AAA              360,390

    The accompanying notes are an integral part of the financial statements.


                       23 - Scudder New York Tax Free Fund

                                                                                  Principal        Credit           Market
                                                                                 Amount ($)      Rating (b)        Value ($)
--------------------------------------------------------------------------------------------------------------------------------
Ulster County, NY, General Obligation:
 Series 1998 A, 5%, 1/15/2010 (c) .............................................    255,000          AAA              271,052
 Series 1998 B, 5%, 10/15/2011 (c) ............................................    275,000          AAA              292,080
 Series 1998 B, 5%, 10/15/2012 (c) ............................................    195,000          AAA              206,525
 Series 1998 B, 5%, 10/15/2013 (c) ............................................    130,000          AAA              137,046
Valley Central School District, Montgomery, NY, 7.15%, 6/15/2008 (c) ..........    625,000          AAA              776,750
Puerto Rico
Puerto Rico Commonwealth, General Obligation, Public Improvement, Series
 1998, 4.5%, 7/1/2023 .........................................................  1,000,000          A                941,560
Virgin Islands
Virgin Islands, General Obligation, Public Finance Authority, Mortgage Fund
 Loan Notes, Series 1992 A, 7%, 10/1/2002 .....................................    500,000          SKI              560,370
Virgin Islands, Public Finance Authority, Subordinate Lien, Series 1998 D,
 6%, 10/1/2007 ................................................................  3,000,000          SKI            3,181,860
Virgin Islands, Special Tax Bonds, Hugo Bonds, 7.75%, 10/1/2006 ...............  1,205,000          SKI            1,324,753
--------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $187,337,567)                                                        204,152,565
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $189,737,567) (a)                                                      206,552,565
--------------------------------------------------------------------------------------------------------------------------------

     (a) The cost for federal income tax purposes was $189,740,939. At September 30, 1998, net unrealized appreciation for all securities based on tax cost was $16,811,626. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $16,811,626.

     (b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Securities rated by Scudder Kemper Investments (SKI) and unrated securities (NR) have been determined by the Adviser to be of comparable quality to rated eligible securities.

     (c) Bond is insured by one of these companies: AMBAC, FGIC, FSA, FHA or MBIA/BIG.

     (d) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury Securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

           AMT: Alternative minimum tax

     * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

     ** Inverse floating rate notes are instruments whose yields have an inverse relationship to benchmark interest rates. These securities are shown at their rate as of September 30, 1998.

    The accompanying notes are an integral part of the financial statements.


                    24 - Scudder New York Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                      as of September 30, 1998 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $189,737,567) ...................  $ 206,552,565
                 Cash ....................................................................        208,298
                 Receivable for investments sold .........................................        105,000
                 Interest receivable .....................................................      3,132,354
                 Receivable for Fund shares sold .........................................        109,491
                 Other assets ............................................................          3,883
                                                                                            ----------------
                 Total assets ............................................................    210,111,591
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Dividends payable .......................................................        246,117
                 Payable for Fund shares redeemed ........................................         89,311
                 Accrued management fee ..................................................        115,030
                 Other payables and accrued expenses .....................................         45,171
                                                                                            ----------------
                 Total liabilities .......................................................        495,629
               ---------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 209,615,962
               ---------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Unrealized appreciation (depreciation) on investments ...................     16,814,998
                 Accumulated net realized gain (loss) ....................................     (4,439,012)
                 Paid-in capital .........................................................    197,239,976
               ---------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 209,615,962
               ---------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($209,615,962 /18,110,152 outstanding shares of beneficial              ----------------
                    interest, $.01 par value, unlimited number of shares authorized) .....         $11.57
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                       25 - Scudder New York Tax Free Fund

                             Statement of Operations

                 six months ended September 30, 1998 (Unaudited)

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ...............................................................   $   5,328,271
                                                                                            ----------------

                 Expenses:
                 Management fee .........................................................         625,837
                 Services to shareholders ...............................................          80,886
                 Custodian and accounting fees ..........................................          45,131
                 Trustees' fees and expenses ............................................          18,818
                 Auditing ...............................................................          18,072
                 Reports to shareholders ................................................          13,284
                 Legal ..................................................................           2,668
                 Registration fees ......................................................           3,660
                 Other ..................................................................           6,894
                                                                                            ----------------
                                                                                                  815,250
               ---------------------------------------------------------------------------------------------
                 Net investment income                                                          4,513,021
               ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ............................................................       2,153,185
                 Futures ................................................................          16,930
                                                                                            ----------------
                                                                                                2,170,115
                 Net unrealized appreciation (depreciation) during the period on
                   investments ..........................................................       3,317,796
               ---------------------------------------------------------------------------------------------
                 Net gain (loss) on investments                                                 5,487,911
               ---------------------------------------------------------------------------------------------

               ---------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  10,000,932
               ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                       26 - Scudder New York Tax Free Fund

                       Statements of Changes in Net Assets

                                                                             Six Months
                                                                          Ended September
                                                                              30, 1998        Year Ended
Increase (Decrease) in Net Assets                                           (Unaudited)     March 31, 1998
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ................................   $   4,513,021     $   8,735,659
                 Net realized gain (loss) from investment
                   transactions .......................................       2,170,115           653,107
                 Net unrealized appreciation (depreciation) on
                   investment transactions ............................       3,317,796        10,291,177
                                                                          ----------------  ----------------
                 Net increase (decrease) in net assets resulting
                   from operations ....................................      10,000,932        19,679,943
                                                                          ----------------  ----------------
                 Distributions to shareholders from net investment
                   income .............................................      (4,513,021)       (8,735,659)
                                                                          ----------------  ----------------
                 Distributions to shareholders from net realized
                   gains ..............................................              --          (254,878)
                                                                          ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ............................      27,863,308        47,326,586
                 Net asset value of shares issued to shareholders
                   in reinvestment of distributions ...................       2,976,049         5,891,191
                 Cost of shares redeemed ..............................     (22,442,702)      (48,822,944)
                                                                          ----------------  ----------------
                 Net increase (decrease) in net assets from Fund
                   share transactions .................................       8,396,655         4,394,833
                                                                          ----------------  ----------------
                 Increase (decrease) in net assets ....................      13,884,566        15,084,239
                 Net assets at beginning of period ....................     195,731,396       180,647,157
                                                                          ----------------  ----------------
                 Net assets at end of period ..........................   $ 209,615,962     $ 195,731,396
                                                                          ----------------  ----------------
Other Information
----------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ............      17,368,966        16,986,861
                                                                          ----------------  ----------------
                 Shares sold ..........................................       2,465,331         4,258,999
                 Shares issued to shareholders in reinvestment of
                   distributions ......................................         262,535           530,284
                 Shares redeemed ......................................      (1,986,680)       (4,407,178)
                                                                          ----------------  ----------------
                 Net increase (decrease) in Fund shares ...............         741,186           382,105
                                                                          ----------------  ----------------
                 Shares outstanding at end of period ..................      18,110,152        17,368,966
                                                                          ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                       27 - Scudder New York Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                 Six Months Ended
                                                September 30, 1998                  Years Ended March 31,
                                                    (Unaudited)      1998        1997       1996        1995        1994
----------------------------------------------------------------------------------------------------------------------------
                                                  --------------------------------------------------------------------------
Net asset value, beginning of period ...........     $11.27       $ 10.63     $ 10.67    $ 10.38     $ 10.32     $ 11.40
                                                  --------------------------------------------------------------------------
Income from investment operations:
Net investment income ..........................        .26           .51         .53        .53         .52         .54
Net realized and unrealized gain (loss) on
  investment transactions ......................        .30           .66        (.03)       .29         .11        (.35)
                                                  --------------------------------------------------------------------------
Total from investment operations ...............        .56          1.17         .50        .82         .63         .19
                                                  --------------------------------------------------------------------------
Less distributions:
From net investment income .....................       (.26)         (.51)       (.53)      (.53)       (.52)       (.54)
From net realized gains ........................         --          (.02)       (.01)        --          --        (.67)
In excess of net realized gains ................         --            --          --         --        (.05)       (.06)
                                                  --------------------------------------------------------------------------
Total distributions ............................       (.26)         (.53)       (.54)      (.53)       (.57)      (1.27)
                                                  --------------------------------------------------------------------------

                                                  --------------------------------------------------------------------------
Net asset value, end of period .................     $11.57       $ 11.27     $ 10.63    $ 10.67     $ 10.38     $ 10.32
                                                  --------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) ...............................       5.00**       11.20        4.76       7.95        6.39        1.31
Ratios and Supplemental Data
Net assets, end of period ($ millions) .........        210           196         181        192         194         207
Ratio of operating expenses to average daily
  net assets (%) ...............................        .81*          .83         .83        .82         .82         .82
Ratio of net investment income to average
  daily net assets (%) .........................       4.51*         4.65        4.95       4.91        5.13        4.80
Portfolio turnover rate (%) ....................       65.3*         28.8        71.0       80.5        83.8       158.0

*     Annualized
**    Not annualized

    The accompanying notes are an integral part of the financial statements.


                       28 - Scudder New York Tax Free Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder New York Tax Free Money Fund ("Tax Free Money Fund"), a nondiversified fund, and New York Tax Free Fund ("Tax Free Fund"), a diversified fund, are each a series of Scudder State Tax Free Trust (the "Trust") which is organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Tax Free Money Fund values all portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which Tax Free Money Fund must adhere to certain conditions. Under this method, which does not take into account unrealized gains and losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Tax Free Fund's portfolio debt securities other than short-term investments with an original maturity over sixty days are valued by pricing agents approved by the Officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Short-term investments purchased with an original maturity of sixty days or less are valued at amortized cost.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the six months ended September 30, 1998, the Tax Free Fund purchased interest rate futures to manage the duration of the portfolio and sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Tax Free Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Tax Free Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Tax Free Fund. When entering into a closing transaction, the Tax Free Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Tax Free Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Tax Free Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of


                   29 - Scudder New York Tax Free Money Fund
                        Scudder New York Tax Free Fund
time. Certain options, including options on indices, will require cash settlement by the Tax Free Fund if the option is exercised. During the six months ended September 30, 1998, the Tax Free Fund purchased put options on interest rate futures as a hedge against potential adverse price movements in the value of portfolio assets and purchased call options on interest rate futures to manage the duration of the portfolio.

If the Tax Free Fund writes an option and the option expires unexercised, the Tax Free Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Tax Free Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Tax Free Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Tax Free Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Tax Free Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Tax Free Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Tax Free Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Tax Free Fund writes a covered call option, the Tax Free Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Tax Free Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Tax Free Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Tax Free Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Funds' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of their taxable and tax-exempt income to their shareholders. Accordingly, the Funds paid no federal income taxes and no provisions for federal income taxes were required.

As of March 31, 1998, the Tax Free Money Fund had a net tax basis capital loss carryforward of approximately $52,500, which may be applied against any realized net taxable capital gains of each succeeding year until full utilized or until March 31, 2000 ($800), March 31, 2001 ($1,700), March 31, 2002 ($3,500), March
31, 2003 ($43,200) and March 31, 2004 ($3,300), the respective expiration dates, whichever occurs first.


                   30 - Scudder New York Tax Free Money Fund
                        Scudder New York Tax Free Fund

As of March 31, 1998, the Tax Free Fund had a net tax basis capital loss carryforward of approximately $5,700,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2003 ($3,320,000) and March 31, 2004 ($2,380,000), the
respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Funds is declared as dividends to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in options, futures, and certain securities sold at a loss for the Tax Free Fund. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade-date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.

                      B. Purchases and Sales of Securities

For the six months ended September 30, 1998, purchases and sales of long-term municipal securities aggregated $73,291,956 and $63,116,770, respectively, for Tax Free Fund.

The aggregate face value of futures contracts both opened and closed during the six months ended September 30, 1998 amounted to $120,436,570 for Tax Free Fund.

                               C. Related Parties

Each Fund has entered into an Investment Advisory Agreement (each an "Agreement" and collectively the "Agreements") with Scudder Kemper Investments, Inc. (the "Adviser"), under which each Fund agrees to pay the Adviser a fee computed and accrued daily and paid monthly. The annual rate is 0.50% of the average daily net assets of Tax Free Money Fund and 0.625% of the first $200,000,000 of the average daily net assets, and 0.60% of such net assets in excess of $200,000,000 for Tax Free Fund. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by each Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreements. For the six months ended September 30, 1998, the fee for Tax Free Fund pursuant to the Agreement amounted to $625,837, which was equivalent to an annual effective rate of 0.62% of the Fund's average daily net assets.


                   31 - Scudder New York Tax Free Money Fund
                        Scudder New York Tax Free Fund

With respect to Tax Free Money Fund, the Adviser has agreed not to impose all or a portion of its management fee until July 31, 1999 and during such period to maintain the annualized expenses of the Tax Free Money Fund at not more than 0.60% of average daily net assets. For the six months ended September 30, 1998, the Adviser did not impose a portion of its fee amounting to $45,796 and the portion imposed amounted to $174,989.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, each Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the Funds has approved new investment management agreements with Scudder Kemper, which are substantially identical to the former investment management agreements, except for the dates of execution, termination, and breakpoints in the fee structure. The Board of Trustees of the Funds will seek shareholder approval of the new investment management agreements through a proxy solicitation that is currently scheduled to conclude in mid-December.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Tax Free Money Fund and Tax Free Fund. For the six months ended September 30, 1998, $15,000 and $26,995 were charged by SFAC to Tax Free Money Fund and Tax Free Fund, of which $2,500 and $4,520 are unpaid at September 30, 1998 for the Tax Free Money Fund and Tax Free Fund, respectively.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Funds. For the six months ended September 30, 1998, $27,911 and $57,624 were charged by SSC to Tax Free Money Fund and Tax Free Fund, of which $4,545 and $9,402 are unpaid at September 30, 1998, respectively.

Each Fund pays each Trustee not affiliated with the Adviser an annual retainer, allocated between the Funds, plus specified amounts for attended board and committee meetings. For the six months ended September 30, 1998, Trustees' fees amounted to $7,641 and $18,818 for the Tax Free Money Fund and Tax Free Fund, respectively.


                   32 - Scudder New York Tax Free Money Fund
                        Scudder New York Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series--
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series--
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                   33 - Scudder New York Tax Free Money Fund
                        Scudder New York Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                   34 - Scudder New York Tax Free Money Fund
                        Scudder New York Tax Free Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                   35 - Scudder New York Tax Free Money Fund
                        Scudder New York Tax Free Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

Shares of the Funds are not insured or guaranteed by the U.S. Government. Scudder New York Tax Free Money Fund seeks to maintain a constant net asset value of $1.00 per share but there can be no assurance that the stable net asset value will be maintained.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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